UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2012

GLOBAL HEALTH VOYAGER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31012	94-3357128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Oceanus Drive, Los Angeles, CA	90046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 445-4833

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 20, 2012, the Registrant’s Board of Directors concluded that the Registrant’s financial statements for certain prior periods identified below, each as previously filed with the Securities and Exchange Commission, should not be relied upon due to an error discovered by the Registrant, together with the Registrant’s independent registered public accounting firm, in the Registrant’s audited financial statements for the year ended December 31, 2011. Specifically, the financial statements as of December 31, 2011 were restated to correct amortization of consulting services of $212,500 that were substantially completed in the fourth quarter of 2011.

The following table presents the effects of the restatement adjustment on the Registrant’s consolidated balance sheet at December 31, 2011:

Consolidated Balance Sheet	As Previously Reported	Restated	Net Adjustment
Prepaid expenses	$218,688	$6,188	$(212,500)
Total assets	$219,487	$6,987	$(212,500)
Deficit accumulated during the development stage	$(9,599,729)	$(9,812,229)	$(212,500)
Total stockholders’ deficit	$(5,104,031)	$(5,316,531)	$(212,500)

The following table presents the effects of the restatement adjustment on the Registrant’s consolidated statement of operations for the year ended December 31, 2011:

Consolidated Statements of Operations	As Previously Reported	Restated	Net Adjustment
COSTS AND EXPENSES General and Administrative	$863,263	$1,075,763	$212,500
TOTAL COSTS AND EXPENSES	$863,263	$1,075,763	$212,500
LOSS FROM OPERATIONS	$(863,263)	$(1,075,763)	$(212,500)
LOSS BEFORE PROVISION FOR INCOME TAXES AND NON-CONTROLLING INTEREST	$(1,624,503)	$(1,837,003)	$(212,500)
LOSS BEFORE NON-CONTROLLING INTEREST	$(1,625,303)	$(1,837,803)	$(212,500)
NET LOSS ATTRIBUTABLE TO GLOBALE HEALTH VOYAGER, INC. AND SUBSIDIARIES	$(1,625,303)	$(1,837,803)	$(212,500)
NET (LOSS) PER SHARE: BASIC AND DILUTED	$(0.06)	$(0.07)	$(0.01)

The Registrant concluded that, in light of the error discussed above, the previously issued financial statements for the fiscal year ended December 31, 2011 included in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011 and in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 should no longer be relied upon. The Registrant will file an amended Form 10-K/A for the year ended December 31, 2011 and an amended Form 10-Q/A for the quarter ended March 31, 2012 as soon as practicable.

The Registrant’s Chief Executive Officer has discussed the matters disclosed herein with the Registrant’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL HEALTH VOYAGER, INC.

Dated: August 22, 2011	By:	/s/ Ali Moussavi
Ali Moussavi Chief Executive Officer